UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2007

UNION TANK CAR COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-5666	36-3104688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 W. Washington Street

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

(312) 372-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 1, 2007, Frank D. Lester has been named UTLX Group Vice President and is no longer serving as the President–Tank Car Division of Union Tank Car Company (the “Company”). He remains a Vice President of the Company. The Company anticipates that Mr. Lester will continue to be employed in these non-executive officer positions until his contemplated retirement at the end of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007

UNION TANK CAR COMPANY (Registrant)

By:	/s/ Mark J. Garrette
Name:	Mark J. Garrette
Title:	Vice President (principal financial officer and principal accounting officer)